Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Lyris, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wolfgang Maasberg and Heidi L. Mackintosh, Chief Executive Officer and Chief Financial Officer of the Company, respectively, of Lyris, Inc. certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wolfgang Maasberg
Wolfgang Maasberg, Chief Executive Officer
September 22, 2010

/s/ Heidi L. Mackintosh
Heidi L. Mackintosh, Chief Financial Officer
September 22, 2010